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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2011 through February 29, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Short Term Income Fund
--------------------------------------------------------------------------------
Semiannual Report | February 29, 2012
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   STABX
Class B   STBBX
Class C   PSHCX
Class Y   PSHYX



[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           8

Prices and Distributions                                                    9

Performance Update                                                         10

Comparing Ongoing Fund Expenses                                            14

Schedule of Investments                                                    16

Financial Statements                                                       41

Notes to Financial Statements                                              49

Approval of Investment Advisory Agreement                                  58

Trustees, Officers and Service Providers                                   62


              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     3

Portfolio Management Discussion | 2/29/12

In the following interview, Richard Schlanger and Charles Melchreit, portfolio managers of Pioneer Short Term Income Fund, discuss the factors that influenced the Fund's performance over the six-month period ended February 29, 2012. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors during the six-month period ended February 29, 2012?

A As the period opened in the summer of 2011, credit markets were focused on headlines coming out of Europe with respect to the sovereign-debt crisis there. The concern at the time was that the problems would spread from Ireland and Greece to other nations, including Spain, Portugal and Italy, with potentially vast repercussions on the banking system. Adding to unease, investors also monitored worrisome signs of slowing economic growth in the United States. Despite the political brinksmanship surrounding raising the U.S. debt ceiling in August 2011 and a subsequent downgrade of the country's credit rating by Standard & Poor's, U.S. Treasury securities actually were the principal beneficiary of the uncertain economic backdrop as investors continued to view those securities as the safest alternative.

   As 2011 drew to a close, however, investors became more comfortable that the United States was not on the verge of heading back into recession. The U.S. Federal Reserve Board (the Fed) was partly responsible for the improved sentiment, as the central bank had in September, through its "Operation Twist," initiated bond purchases with the aim of keeping longer-term interest rates low. U.S. employment and household income data strengthened late in 2011, suggesting that the foundation was being built for sustained economic growth. Further spurring confidence in business conditions, the Fed announced in late January 2012 that it intended to keep short-term rates anchored near zero through late 2014. The net result of the multiple positive developments was strong outperformance by credit-sensitive sectors over the first two months of 2012, as investors' fears of a return to recession largely dissipated.

   With short-term rates anchored near zero and the Fed engaging in bond purchases farther out on the yield curve, interest rates on securities with maturities of more than two years generally fell during the six-month period. For example, while the two-year Treasury yield rose by 10 basis points (0.10%) during the period, from 0.20% to 0.30%, the five-year Treasury yield fell by 10 basis points, from 0.96% to 0.86%, and the 10-year Treasury yield fell by 25 basis points (0.25%) from 2.23% to 1.98%.



4     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Q How did the Fund perform in that environment during the six months ended February 29, 2012?

A Pioneer Short Term Income Fund's Class A shares returned 1.89% at net asset value during the six months ended February 29, 2012, while the Fund's benchmark, the Barclays Capital 1-to-3 Year Government/Credit Index (the Barclays Index), returned 0.40%. During the same period, the average return of the 257 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.15%. As of February 29, 2012, the Fund's SEC yield was 2.33% with fees waived and 1.94% without fees waived.

Q Could you review your principal investment strategies in managing the Fund during the six-month period ended February 29, 2012, and the effects of your investment decisions on the Fund's performance?

A As we always do when managing the Fund, we focused on identifying relative value among fixed-income sectors and carefully evaluating the risk/ reward profiles of individual issues within each sector. In that vein, we maintained very light Fund exposure to U.S. Treasury issues, reflecting our view that Treasuries have not been valued attractively compared with credit-sensitive sectors given their negative "real" yields (the yield after taking inflation into account). That decision helped the Fund's returns relative to the Barclays Index during the period, as credit-sensitive sectors outperformed for the full six months ended February 29, 2012.

   In broad terms, the largest contributor to the Fund's relative return was a substantial portfolio weighting of more than half of the Fund's assets to sectors that are not included in the Barclays Index. They included a variety of "pass-through" sectors, such as residential and commercial mortgage-backed securities, as well as asset-backed securities like those backed by home equity loans, auto loans and credit card receivables. The Fund's second-largest exposure during the period was to corporate debt issues, which also outperformed Treasuries during the six-month period. Within corporates, the Fund's overall emphasis on lower-rated securities, especially among industrial issuers, added to benchmark-relative performance. An overweighting of financial issues also helped the Fund's returns during the period.

   On the downside, issuer selection within financials was a modest constraint on the Fund's returns. While the Fund did not hold a position in MF Global, the portfolio's exposure to investment banking-related holdings suffered in the wake of headlines pursuant to the firm's bankruptcy.

   With respect to the Fund's yield curve positioning, we maintained a somewhat "barbelled" posture, with the portfolio's very short-term holdings balanced by exposure to maturities in the five-year range. The strategy worked well for the Fund during the period as rates fell and prices rose farther out on the curve. In implementing the Fund's barbell strategy, we substituted


              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     5
   municipal variable rate demand notes for U.S. Treasuries, which further helped benchmark-relative returns given the very low yields available on Treasuries.

   The Fund's overall duration (a standard measure of price sensitivity to changes in market interest rates) at the end of February 2012 was 1.22 years, compared with 1.89 years for the Barclays Index. The Fund maintained a below-market overall duration and corresponding interest-rate sensitivity throughout the six-month period. The Fund's duration positioning was a modest constraint on overall returns, as rates fell over the full course of the six-month period.

Q  What is your assessment of the current climate for fixed-income investing?

A While U.S. economic growth appears to be trending in the 2% to 3% range, with central banks around the globe acting to ensure high levels of liquidity, we believe there is some potential for growth to surprise on the upside.
   The jobs picture has brightened to a degree, leaving improvement in the housing situation as the last remaining lynchpin necessary for investors to anticipate a more robust overall recovery. Moreover, even absent factors that would lead to dramatic interest rate increases, given the current extraordinarily low rate levels, we believe there is more room for rates to rise than there is for them to fall. As a result, we are comfortable with maintaining the Fund's overall duration and interest-rate sensitivity at a level below that of the benchmark Barclays Index.

   The Fed has made clear its intention to maintain very low short rates for the foreseeable future. As this is a short-term portfolio, we typically focus the Fund's holdings on issues with maturities ranging from overnight commercial paper to the five-year range. With the zero-to-five year positions on the yield curve still relatively steep, we expect to maintain the Fund's somewhat barbelled positioning, with substantial portfolio exposure to five-year issues balanced by positions in short-term, floating-rate paper. We believe that posture allows the Fund to garner the incremental income available out on the yield curve, while maintaining an overall duration and interest-rate sensitivity consistent with the Fund's investment guidelines.

   With U.S. Treasury yields at very low levels, we expect to continue to look at other, more credit-sensitive sectors for opportunities. We view current fundamentals as supportive of corporate issues, given a strengthening economy, high levels of cash on company balance sheets and a favorable financing environment. However, with credit spreads having narrowed closer to historical norms, we view corporate valuations as a neutral factor overall, and we are being selective in adding to the Fund's credit-sensitive exposure. (Credit spreads represent the differences in yield between Treasuries and other fixed-income securities with similar maturities.)


6     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

   We will continue to monitor macroeconomic factors that may have the potential to affect the markets, while remaining principally focused on adding value to the Fund at the level of individual security selection. As always, we will seek to provide a high level of current income for investors, while striving to reduce the effect of interest rate changes on the Fund's share price.

Please refer to the Schedule of Investments on pages 16-40 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     7

Portfolio Summary | 2/29/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                           35.4%
U.S. Corporate Bonds                                                 24.1%
Collateralized Mortgage Obligations                                  20.7%
Asset Backed Securities                                              13.0%
Temporary Cash Investments                                            3.2%
Municipal Bonds                                                       2.0%
Senior Floating Rate Loans                                            1.5%
Foreign Government Bonds                                              0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                  41.9%
AA                                                                    9.4%
A                                                                    15.0%
BBB                                                                  18.0%
BB                                                                    6.4%
B                                                                     4.0%
CCC                                                                   0.6%
Not Rated                                                             4.1%
Cash and equivalents                                                  0.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  U.S. Treasury Bill, 0.125%, 9/30/13                                     5.08%
 2.  Fannie Mae Grantor Trust, Floating Rate Note, 10/25/40                  2.26
 3.  Residential Asset Securities, 0.66%, 5/25/33                            1.04
 4.  New Century Home Equity Loan Trust, 0.5126%, 6/25/35                    0.99
 5.  Lehman ABS Manufactured Housing Contract Trust, 0.648%, 6/15/33         0.83
 6.  Government National Mortgage Association, Floating Rate Note, 1/20/16   0.81
 7.  Banc of America Mortgage, Floating Rate Note, 9/25/33                   0.77
 8.  New Jersey Economic Development Authority, 1.247%, 6/15/13              0.77
 9.  Thornburg Mortgage Securities Trust, Floating Rate Note, 9/25/44        0.76
10.  Impac Cmb Trust, Floating Rate Note, 9/25/34                            0.74

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Prices and Distributions | 2/29/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                      2/29/12                   8/31/11
--------------------------------------------------------------------------------
       A                         $9.67                     $9.64
--------------------------------------------------------------------------------
       B                         $9.66                     $9.63
--------------------------------------------------------------------------------
       C                         $9.64                     $9.62
--------------------------------------------------------------------------------
       Y                         $9.65                     $9.63
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-2/29/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net
                    Investment           Short-Term            Long-Term
     Class            Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A             $0.1508              $ --                  $ --
--------------------------------------------------------------------------------
       B             $0.1078              $ --                  $ --
--------------------------------------------------------------------------------
       C             $0.1150              $ --                  $ --
--------------------------------------------------------------------------------
       Y             $0.1679              $ --                  $ --
--------------------------------------------------------------------------------

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     9

Performance Update | 2/29/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, at public offering price, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2012)
-------------------------------------------------------------------------------
                                          Net Asset        Public Offering
 Period                                   Value (NAV)      Price (POP)
-------------------------------------------------------------------------------
 Life-of-Class
 (7/8/04)                                 3.36%            3.02%
 5 Years                                  3.76             3.24
 1 Year                                   2.35            -0.22
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
-------------------------------------------------------------------------------
                                          Gross            Net
-------------------------------------------------------------------------------
                                          0.99%            0.90%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Short Term    Barclays Capital One- to Three-Year
                   Income Fund           Government/Credit Index
7/04               $ 9,750               $10,000
2/05               $ 9,816               $10,062
2/06               $ 9,986               $10,294
2/07               $10,438               $10,810
2/08               $10,960               $11,732
2/09               $10,504               $12,009
2/10               $11,774               $12,581
2/11               $12,264               $12,830
2/12               $12,552               $13,055

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                         If           If
Period                                   Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 2.45%        2.45%
5 Years                                  2.81         2.81
1 Year                                   1.43        -0.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                         Gross        Net
--------------------------------------------------------------------------------
                                         1.87%        1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Short Term    Barclays Capital One- to Three-Year
                   Income Fund           Government/Credit Index
7/04               $10,000               $10,000
2/05               $10,031               $10,062
2/06               $10,121               $10,294
2/07               $10,489               $10,810
2/08               $10,905               $11,732
2/09               $10,355               $12,009
2/10               $11,516               $12,581
2/11               $11,877               $12,830
2/12               $12,047               $13,055

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/13 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     11

Performance Update | 2/29/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                         If           If
Period                                   Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 2.52%        2.52%
5 Years                                  2.91         2.91
1 Year                                   1.49         1.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                         Gross        Net
--------------------------------------------------------------------------------
                                         1.67%        1.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Short Term    Barclays Capital One- to Three-Year
                   Income Fund           Government/Credit Index

7/04               $10,000               $10,000
2/05               $10,042               $10,062
2/06               $10,110               $10,294
2/07               $10,486               $10,810
2/08               $10,920               $11,732
2/09               $10,379               $12,009
2/10               $11,537               $12,581
2/11               $11,925               $12,830
2/12               $12,102               $13,055

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                         If           If
Period                                   Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 3.70%        3.70%
5 Years                                  4.05         4.05
1 Year                                   2.62         2.62
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                         Gross        Net
--------------------------------------------------------------------------------
                                         0.54%        0.54%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Short Term    Barclays Capital One- to Three-Year
                   Income Fund           Government/Credit Index
7/04               $5,000,000            $5,000,000
2/05               $5,057,307            $5,031,162
2/06               $5,156,324            $5,146,787
2/07               $5,414,585            $5,404,881
2/08               $5,701,140            $5,865,962
2/09               $5,471,510            $6,004,495
2/10               $6,157,941            $6,290,306
2/11               $6,436,466            $6,415,007
2/12               $6,604,899            $6,527,462

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2011, through February 29, 2012.

--------------------------------------------------------------------------------------
 Share Class                    A               B               C               Y
--------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------------
 Ending Account Value       $1,018.90       $1,014.40       $1,014.10       $1,019.70
 (after expenses)
 on 2/29/12
--------------------------------------------------------------------------------------
 Expenses Paid              $    4.52       $    9.02       $    8.41       $    2.91
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.68% and 0.58% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


14     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2011, through February 29, 2012.

--------------------------------------------------------------------------------------
 Share Class                    A               B               C               Y
--------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------------
 Ending Account Value       $1,020.39       $1,015.91       $1,016.51       $1,021.98
 (after expenses)
 on 2/29/12
--------------------------------------------------------------------------------------
 Expenses Paid              $    4.52       $    9.02       $    8.42       $    2.92
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.68% and 0.58% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     15

Schedule of Investments | 2/29/12 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal       Floating     S&P/Moody's
Amount ($)      Rate (b)     Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 14.4%
                                            AUTOMOBILES & COMPONENTS -- 1.6%
                                            Auto Parts & Equipment -- 0.5%
   1,000,000                      AAA/NR    Ford Auto Securitization, 2.431%,
                                            11/17/14                                     $  1,018,331
-----------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 1.1%
     567,000                     AA-/Aa2    AmeriCredit Automobile Receivables Trust,
                                            6.24%, 6/8/16                                $    625,625
     100,000                    BBB/Baa1    AmeriCredit Automobile Receivables Trust,
                                            4.04%, 7/10/17                                    101,037
     100,000                     AA+/Aaa    AmeriCredit Automobile Receivables Trust,
                                            9.79%, 4/15/14                                    107,042
     107,561                        A/NR    Santander Drive Auto Receivables Trust,
                                            1.89%, 5/15/13                                    106,598
     285,000                      NR/Aa1    Santander Drive Auto Receivables Trust,
                                            2.44%, 1/15/16                                    286,436
     432,388                      BBB/NR    Santander Drive Auto Receivables Trust,
                                            3.35%, 6/15/17                                    431,848
     500,000                        A/A1    Santander Drive Auto Receivables Trust,
                                            3.78%, 11/15/17                                   500,802
                                                                                         ------------
                                                                                         $  2,159,388
                                                                                         ------------
                                            Total Automobiles & Components               $  3,177,719
-----------------------------------------------------------------------------------------------------
                                            FOOD & DRUG RETAILING -- 0.5%
                                            Food Retail -- 0.5%
     715,000                   BBB-/Baa1    Dominos Pizza Master Issuer LLC, 5.261%,
                                            4/25/37                                           716,341
     200,000                      BB/Aaa    Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                           200,422
                                                                                         ------------
                                            Total Food & Drug Retailing                  $    916,763
-----------------------------------------------------------------------------------------------------
                                            BANKS -- 7.1%
                                            Diversified Banks -- 0.2%
     140,919        0.35         AAA/Aa1    Wells Fargo Home Equity Trust, Floating
                                            Rate Note, 4/25/37                           $    136,444
     158,815                      AAA/NR    Wells Fargo Home Equity Trust, 0.6415%,
                                            12/25/35                                          151,511
                                                                                         ------------
                                                                                         $    287,955
-----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 6.9%
      15,472        0.44          A+/Aa1    ACE 2005-HE7 A2C, Floating Rate Note,
                                            11/25/35                                     $     15,394
     164,451        0.46         AAA/Aaa    Ameriquest Mortgage Securities, Inc.,
                                            Floating Rate Note, 8/25/35                       157,544
     448,395                     AAA/Aa1    Ameriquest Mortgage Securities, Inc.,
                                            0.5625%, 11/25/34                                 401,242
     504,175        0.81         AAA/Aaa    Bayview Financial Acquisition, Floating
                                            Rate Note, 5/28/44                                465,194

The accompanying notes are an integral part of these financial statements.

16     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

----------------------------------------------------------------------------------------------------
Principal    Floating        S&P/Moody's
Amount ($)   Rate (b)        Ratings                                                   Value
----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   201,088       0.83            AAA/Aaa   Bayview Financial Acquisition, Floating
                                           Rate Note, 8/28/44                          $    192,740
   412,249                        AA/Aa2   Bear Stearns Asset Backed Securities
                                           Trust, 0.8271%, 6/25/35                          379,070
   124,682       0.37           BB+/Baa1   Bear Stearns Asset Backed Security,
                                           Floating Rate Note, 12/25/36                     122,855
   300,000                         BB/A2   Bear Stearns Asset Backed Securities
                                           Trust, 1.244%, 10/25/34                          203,774
   415,777       4.66             AAA/A1   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 12/25/36              380,019
   423,935                         NR/A1   Bombardier Capital Mortgage
                                           Securitization Corp., 6.65%, 4/15/28             444,316
    47,116       0.31           BBB+/Ba1   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 1/25/37                                46,801
    52,008       0.49            AAA/Aa1   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 12/25/35                               51,612
 1,183,228       0.67            AA+/Aa1   Citigroup Mortgage Loan Trust, Floating
                                           Rate Note, 7/25/35                             1,156,588
   452,933                       AAA/Aa3   Citigroup Mortgage Loan Trust, Inc.,
                                           0.6615%, 8/25/35                                 421,755
   600,000                         AA/NR   CNH Wholesale Master NoteTrust,
                                           8.7783%, 7/15/15                                 616,968
   318,317       0.31           CCC/Caa2   Countrywide Asset Backed Certificates,
                                           Floating Rate Note, 4/25/32                      150,494
   237,658       0.80           AAA/Baa2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 1/25/36                      224,504
   221,777       0.63              A/Ba1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/37                      212,753
   406,305       5.07             AAA/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 12/25/35                     366,420
   388,901                      BBB/Baa3   Countrywide Home Equity Loan Trust,
                                           0.5371%, 11/15/28                                371,354
   140,404       5.68             BB/Ba1   CWL 2006-15 A2, Floating Rate Note,
                                           10/25/46                                         137,901
 1,050,000                       AAA/Aa2   First NLC Trust, 0.74719%, 9/25/35               980,622
   160,959                        NR/Aa2   Greenpoint Manufactured Housing, 7.59%,
                                           11/15/28                                         162,741
    64,344                      AA+/Baa2   GSAA Trust, 0.47625%, 6/25/35                     62,568
    75,423       0.66               A/A2   GSAMP Trust, Floating Rate Note,
                                           3/25/35                                           71,241
    13,805       0.00            AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                           8/25/36                                           13,684
   631,199                         A+/B1   HEMT 2004-6 M2, 5.321%, 4/25/35                  435,241
   109,021                         BB/A2   IXIS Real Estate Capital Trust, 0.5526%,
                                           2/25/36                                           92,945
   160,663                       AAA/Aaa   Leaf II Receivables, 3.45%, 11/20/12             160,309

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     17

------------------------------------------------------------------------------------------------------
Principal       Floating     S&P/Moody's
Amount ($)      Rate (b)     Ratings                                                      Value
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   1,703,844                      AA+/A2     Lehman ABS Manufactured Housing
                                             Contract Trust, 0.648%, 6/15/33              $  1,627,086
     461,743                   CCC+/Caa3     Local Insight Media Finance LLC, 5.88%,
                                             10/23/37                                          175,462
     550,000                   BBB+/Baa3     Madison Avenue Manufactured Housing,
                                             2.4626%, 3/25/32                                  489,688
     146,785                      AAA/B1     Morgan Stanley Home Equity Loan Trust,
                                             0.5326%, 9/25/35                                  115,032
     260,766        0.45         AAA/Aa3     Option One Mortgage Loan Trust, Floating
                                             Rate Note, 11/25/35                               247,227
     222,310        0.32         BBB/Aa3     Option One Mortgage Loan Trust, Floating
                                             Rate Note, 2/25/38                                218,044
     761,886                     AA/Baa2     Popular ABS Mortgage Pass Through Trust,
                                             5.181%, 9/25/34                                   511,891
     109,670        0.58         AAA/Aaa     RAAC Series, Floating Rate Note, 6/25/35          109,108
     237,750        0.67          AA+/A3     RASC 2005-KS7 M1, Floating Rate Note,
                                             8/25/35                                           226,849
     103,058        1.21        BBB-/Ba2     SAST 2002-1 M1, Floating Rate Note,
                                             1/25/32                                            71,085
     158,813        0.34          AA/Aaa     Structured Asset Securities Co., Floating
                                             Rate Note, 1/25/37                                156,597
     495,349        4.44         B+/Baa2     Structured Asset Securities Co., Floating
                                             Rate Note, 2/25/35                                493,882
     123,054                     BBB/Aa1     Structured Asset Securities Corp.,
                                             0.2626%, 2/25/37                                  119,322
     245,752        0.78           AA/A3     SVHE 2005-3 M2, Floating Rate Note,
                                             6/25/35                                           233,040
     413,526                      AAA/A2     Wachovia Mortgage Loan Trust, 0.5826%,
                                             10/25/35                                          392,911
                                                                                          ------------
                                                                                          $ 13,685,873
                                                                                          ------------
                                             Total Banks                                  $ 13,973,828
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.2%
                                             Asset Management & Custody Banks -- 0.2%
     499,680        0.65            B/B3     SPSAC 1998-1 A1, Floating Rate Note,
                                             3/25/28                                      $    339,405
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 1.3%
     500,000                   BBB+/Baa2     Citibank Credit Card Issuance Trust,
                                             6.3%, 6/20/14                                $    508,450
     200,000                       NR/A1     Navistar Financial Corp., Owner Trust,
                                             4.08%, 3/19/18                                    200,170
     800,000                       NR/A2     Navistar Financial Dealer Note Master
                                             Trust, 1.99322%, 11/25/16                         800,006
     206,296                     AA/Baa1     RFMS2 2003-HI1 M1, 5.27%, 4/25/28                 191,728
     380,000        0.63         AAA/Aaa     SLMA 2004-10 A6B, Floating Rate Note,
                                             4/27/26                                           365,940

The accompanying notes are an integral part of these financial statements.

18     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
   560,340        0.49          AA+/A3     Specialty Underwriting & Residual,
                                           Floating Rate Note, 9/25/36                   $    551,342
                                                                                         ------------
                                                                                         $  2,617,636
-----------------------------------------------------------------------------------------------------
                                           Diversified Finance Services -- 1.5%
   112,937        0.00          AA/Aa2     Asset Backed Securities Corp., Floating
                                           Rate Note, 4/25/35                            $    110,054
   350,000                        A/NR     DT Auto Owner Trust, 3.46%, 1/15/14                350,886
   325,000                      BBB/NR     DT Auto Owner Trust, 4.89%, 1/17/17                328,333
    51,764                       AA/NR     DT Auto Owner Trust, 5.92%, 10/15/15                52,600
   363,000                     AAA/Aaa     Home Equity Asset Trust, 0.75719%,
                                           11/25/35                                           355,105
   181,410                       AA/A1     Home Equity Asset Trust, 0.76875%,
                                           8/25/35                                            173,911
   225,753        0.77          AAA/A1     Home Equity Asset Trust, Floating Rate
                                           Note, 7/25/36                                      218,177
    77,450        0.33          B-/Ba1     JPMorgan Mortgage Acquisition, Floating
                                           Rate Note, 5/25/24                                  77,352
   471,925                      AAA/A2     Sierra Receivables Funding Co., 5.84%,
                                           5/20/18                                            475,230
   570,657                     A+/Baa3     Sierra Receivables Funding Co.,
                                           1.18625%, 9/20/19                                  560,136
   367,564                     AAA/Aaa     SVO VOI Mortgage Corp., 5.25%, 2/20/21             375,165
                                                                                         ------------
                                                                                         $  3,076,949
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 2.2%
   665,982        0.59         AAA/Aaa     Aegis Asset Backed Securities, Floating
                                           Rate Note, 9/25/34                            $    599,201
   473,859        0.53         AA/Baa3     Aegis Asset Backed Securities, Floating
                                           Rate Note, 3/25/12                                 408,929
   698,709                     AAA/Aaa     Conseco Finance, Inc., 7.05%, 4/15/32              714,281
   130,958        6.64         AAA/Aaa     Conseco Finance, Inc., Floating Rate Note,
                                           11/15/32                                           132,086
   397,595        5.32         NR/Baa1     Irwin Home Equity Corp., Floating Rate
                                           Note, 6/25/35                                      376,502
    25,863                     AA+/Aa1     Master Asset Backed Security Trust,
                                           0.67375%, 5/25/35                                   25,243
   162,497        0.61         AAA/Aaa     New Century Home Equity Loan, Floating
                                           Rate Note, 3/25/35                                 149,253
 1,975,107                     AAA/Aa1     New Century Home Equity Loan Trust,
                                           0.5126%, 6/25/35                                 1,936,171
                                                                                         ------------
                                                                                         $  4,341,666
                                                                                         ------------
                                           Total Diversified Financials                  $ 10,375,656
-----------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $29,626,536)                            $ 28,443,966
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     19

--------------------------------------------------------------------------------------------------
Principal     Floating       S&P/Moody's
Amount ($)    Rate (b)       Ratings                                                  Value
--------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 28.1%
                                           BANKS -- 19.3%
                                           Thrifts & Mortgage Finance -- 19.3%
   390,000                         NR/NR   American General Mortgage Loan,
                                           5.75%, 9/25/48                             $    395,249
   472,731        0.71             NR/A1   Banc of America Alternative Loan Trust,
                                           Floating Rate Note, 12/25/33                    449,427
   367,205                         NR/B2   Banc of America Alternative Loan Trust,
                                           5.25%, 5/25/19                                  372,909
   133,246                         BB/B2   Banc of America Fund,
                                           0.2658%, 5/20/47                                131,737
   172,192                        CCC/B1   Banc of America Fund, 5.75%, 10/25/35           173,595
   152,624                       AAA/Aaa   Bayview Commercial Asset Trust,
                                           2.25625%, 4/25/38                               151,457
 3,008,847                       AAA/Ba3   Bayview Commercial Asset Trust,
                                           2.65868%, 7/25/37                               216,035
 2,109,544                        AA/Ba3   Bayview Commercial Asset Trust,
                                           2.83149%, 9/25/37                               195,133
   123,087        3.31            AAA/A2   Bear Stearns Adjustable Rate Mortgage
                                           Trust, Floating Rate Note, 11/25/34             120,767
   721,149                       AAA/Aaa   Cendant Mortgage Corp.,
                                           6.25%, 3/25/32                                  719,129
     2,873        5.73           AAA/Aaa   Citigroup Commercial Mortgage, Floating
                                           Rate Note, 3/15/49                                2,873
   230,779                        A+/Aaa   Citigroup Commercial Mortgage Trust,
                                           0.4183%, 4/15/22                                217,810
   340,764                       AAA/Aa2   CMLTI 2003-UP3 A1, 7.0%, 9/25/33                354,843
   265,866        3.08             CC/NR   CMLTI 2005-1 2A1A, Floating Rate Note,
                                           4/25/35                                         171,135
   312,916                         NR/NR   CMLTI 2005-9 2SX2, 5.5%, 11/25/35                43,881
    72,857        1.18             NR/WR   CMOT 44 F, Floating Rate Note, 7/1/18            73,840
   539,257                       AAA/Aaa   Commercial Mortgage Pass Through
                                           Certificates, 0.31875%, 12/15/20                524,661
   370,430                         A+/A1   Commercial Mortgage Pass Through
                                           Certificates, 0.39875%, 6/15/22                 360,104
   373,663        0.71             B-/NR   Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 8/25/18                     348,500
   381,413        0.71           AAA/Ba1   Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 9/25/34                     364,565
   604,947                        AAA/B2   Countrywide Alternative Loan Trust,
                                           4.75%, 10/25/33                                 609,654
 1,359,029                         BB/NR   Countrywide Home Loans, Inc.,
                                           5.5%, 10/25/32                                1,377,120
   429,844        1.51            AAA/NR   Deutsche Mortgage Securities, Inc.,
                                           Floating Rate Note, 10/25/47                    429,844

The accompanying notes are an integral part of these financial statements.

20     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------------------------------
Principal    Floating        S&P/Moody's
Amount ($)   Rate (b)        Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   163,402                       AAA/Aa3   Downey Savings & Loan,
                                           0.83625%, 7/19/44                             $    116,997
23,000,000                        BBB/A3   Extended Stay America Trust,
                                           1.165%, 1/5/16                                     217,672
   173,143                        CCC/NR   First Horizon Asset Securities, Inc.,
                                           6.0%, 5/25/36                                      163,849
    86,029       2.75            AAA/Aa1   First Horizon Mortgage Pass-Through Trust,
                                           Floating Rate Note, 2/25/34                         82,366
   180,870                       AAA/Aaa   First Union-Lehman Brothers-Bank of
                                           America, 6.778%, 11/18/35                          185,295
   182,072                       AA+/Aaa   GE Business Loan Trust,
                                           0.6165%, 4/15/31                                   170,228
   342,326                        AA/Aaa   GE Business Loan Trust,
                                           0.4765%, 5/15/32                                   307,502
   445,000                       Aa3/Aa3   GE Capital Commercial Mortgage Corp.,
                                           5.704%, 7/10/37                                    452,135
   250,000       5.31          BBB+/Baa2   GMAC Commercial Mortgage Securities,
                                           Inc., Floating Rate Note, 5/10/36                  245,653
   150,000       5.30              B+/NR   GMAC Commercial Mortgage Securities,
                                           Inc., Floating Rate Note, 5/10/40                  138,145
   250,000                       AAA/Aaa   GS Mortgage Securities Corp., II,
                                           1.26008%, 3/6/20                                   245,900
   350,000                         NR/NR   GS Mortgage Securities Corp., II,
                                           4.209%, 2/10/21                                    335,195
   295,022                       AAA/Ba3   GSR Mortgage Loan Trust,
                                           4.1408%, 6/25/34                                   287,280
   415,180                        AAA/NR   GSR Mortgage Loan Trust,
                                           2.5125%, 8/25/33                                   405,782
   299,194                        BB+/NR   GSR Mortgage Loan Trust,
                                           5.25%, 7/25/35                                     286,777
   499,107                         NR/A3   GSR Mortgage Loan Trust, 5.5%, 3/25/35             499,882
   624,100       2.71             AAA/BB   GSR Mortgage Loan Trust, Floating Rate
                                           Note, 9/25/35                                      565,745
    63,204       2.03              CCC/C   Impac Cmb Trust, Floating Rate Note,
                                           11/25/34                                            19,333
 1,846,641       0.87           AAA/Baa2   Impac Cmb Trust, Floating Rate Note,
                                              9/25/34                                       1,442,805
   236,286                        NR/Ba1   JPMorgan Chase Commercial Mortgage
                                           Securities Corp., 0.5465%, 11/15/18                203,314
   250,000                        A-/Aa3   JPMorgan Chase Commercial Mortgage
                                           Securities Corp., 0.34205%, 5/15/47                229,629
   400,686                        NR/Aaa   JPMorgan Chase Commercial Mortgage
                                           Securities Corp., 5.45%, 12/12/43                  413,681
   904,826                        NR/Aaa   JPMorgan Chase Commercial Mortgage
                                           Securities Corp., 5.819%, 6/12/43                  934,153
   409,694                        AAA/A2   JPMorgan Mortgage Trust,
                                           2.657%, 2/25/34                                    412,004

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     21

-----------------------------------------------------------------------------------------------------
Principal    Floating        S&P/Moody's
Amount ($)   Rate (b)        Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   42,179                         AAA/A3   JPMorgan Mortgage Trust,
                                           4.479228%, 2/25/35                            $     42,386
  179,402                          A-/NR   JPMorgan Mortgage Trust, 5.5%, 1/25/35             179,545
  631,732        2.11            AAA/Aa3   JPMorgan Mortgage Trust, Floating Rate
                                           Note, 10/25/33                                     637,692
  144,176        2.59             CCC/B1   JPMorgan Mortgage Trust, Floating Rate
                                           Note, 11/25/35                                     141,567
  162,526                          NR/B2   JPMorgan Mortgage Trust, 6.0%, 8/25/36              16,172
  466,761        0.75              BB/B2   LBSBC 2005- 2 A M2, Floating Rate Note,
                                           9/25/30                                            179,703
  650,000                        BBB+/NR   LB-UBS Commercial Mortgage Trust,
                                           5.616%, 10/15/35                                   639,933
  176,747                        AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                           4.664%, 7/15/30                                    180,579
  400,000                          AA/A1   LB-UBS Commercial Mortgage Trust,
                                           5.873%, 7/15/35                                    401,183
  939,326                        AA-/Aaa   Lehman Brothers, Floating Rate Note,
                                           5.56%, 9/15/21 (144A)                              897,215
  115,644                          A-/NR   Master Alternative Loans Trust,
                                           4.5%, 1/25/15                                      115,551
  295,213        6.90              A-/NR   Master Seasoned Securities Trust, Floating
                                           Rate Note, 9/25/32                                 310,004
   51,807                        AAA/Aaa   Merrill Lynch Mortgage Trust,
                                           4.556%, 6/12/43                                     52,075
   17,899        5.44            AAA/Aaa   Merrill Lynch/Countrywide Communities,
                                           Floating Rate Note, 2/12/39                         17,901
  297,808        0.49           AAA/Baa2   MLCC Mortgage Investors, Inc., Floating
                                           Rate Note, 4/25/29                                 264,295
  700,000                          NR/NR   Morgan Stanley Reremic Trust,
                                           5.0%, 11/26/36                                     677,005
  302,138                         NR/Aa3   PHH Mortgage Capital, 6.6%, 12/25/27               294,928
  295,000                          A+/NR   Prudential Commercial Mortgage Trust,
                                           4.706%, 2/11/36                                    291,346
  973,398                          B+/B2   RAAC Series, 6.0%, 1/25/32                         997,032
  464,643        6.22              A/Aaa   Residential Asset Mortgage Products, Inc.,
                                           Floating Rate Note, 5/25/18                        474,974
2,278,038                         AAA/NR   Residential Asset Securities,
                                           0.66%, 5/25/33                                   2,029,500
  492,573                           B/NR   Residential Asset Securities,
                                           5.5%, 7/25/35                                      443,298
  578,665                        BBB+/NR   Residential Asset Securitization,
                                           5.75%, 12/25/34                                    593,459
  580,692                         NR/Aaa   Salomon Brothers Mortgage Securities VII,
                                           Inc., 7.0722%, 5/18/32                             595,684

The accompanying notes are an integral part of these financial statements.

22     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------------------------------
Principal    Floating        S&P/Moody's
Amount ($)   Rate (b)        Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   223,232       0.62           AAA/Baa3   SEMT 2004-10 A2, Floating Rate Note,
                                           11/20/34                                   $    197,945
   616,195                        AAA/B1   SEMT 2005-1 A2, 5.8325%, 2/20/35                515,648
   295,680       0.92           AAA/Baa1   Sequoia Mortgage Trust, Floating Rate
                                           Note, 9/20/33                                   278,630
   429,729                      AAA/Baa1   Sequoia Mortgage Trust,
                                           0.45625%, 1/20/35                               335,394
   339,555                        AAA/A3   Sequoia Mortgage Trust,
                                           0.74969%, 1/20/35                               268,109
   407,616                      AAA/Baa3   Sequoia Mortgage Trust,
                                           1.816457%, 8/20/34                              396,114
 1,177,326                       AA+/Aaa   Structured Asset Mortgage Investments,
                                           Inc., 0.75625%, 8/26/35                       1,168,584
   737,595       4.16           CCC/Caa3   Structured Asset Mortgage Investments,
                                           Inc., Floating Rate Note, 5/25/45               425,018
   335,955                        AAA/A3   Structured Asset Securities Corp.,
                                           2.6671%, 10/25/33                               321,197
 1,391,586                      AAA/Baa1   Structured Asset Securities Corp.,
                                           2.5615%, 7/25/33                              1,239,124
   359,542                        AAA/B2   Thornburg Mortgage Securities Trust,
                                           1.7542%, 3/25/44                                328,291
   382,972                       AAA/Ba1   Thornburg Mortgage Securities Trust,
                                           4.1376%, 3/25/44                                381,200
 1,689,943       0.60             AAA/A2   Thornburg Mortgage Securities Trust,
                                           Floating Rate Note, 9/25/44                   1,475,790
   228,074       1.67             AAA/A1   Thornburg Mortgage Securities, Inc.,
                                           Floating Rate Note, 3/25/44                     219,929
   500,000                        AA-/NR   Wachovia Bank Commercial Mortgage
                                           Trust, 5.606%, 4/15/35                          502,005
84,463,189       0.01            AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust, Floating Rate Note, 6/15/45               70,189
   650,000                        BBB/NR   WAMU Commercial Mortgage Securities
                                           Trust, 5.3%, 5/25/36                            654,066
   126,451                        AAA/A1   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 11/25/36                                  127,749
   703,498       2.74             NR/Ba3   Wells Fargo Mortgage Backed Securities,
                                           Floating Rate Note, 1/25/35                     608,907
   708,617       5.01             NR/Ba2   Wells Fargo Mortgage Backed Securities,
                                           Floating Rate Note, 4/25/35                     707,412
    51,340       5.04             CC/Aaa   Wells Fargo Mortgage Backed Securities,
                                           Floating Rate Note, 9/25/35                      50,242
   406,407                       AAA/Ba2   Wells Fargo Mortgage Backed Securities
                                           Trust, 4.75%, 12/25/18                          419,954
   783,134                         NR/B1   Wells Fargo Mortgage Backed Securities
                                           Trust, 5.75%, 3/25/36                           775,253

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     23

-----------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   151,834                      CCC/B1     Wells Fargo Mortgage Backed Securities
                                           Trust, 6.0%, 8/25/36                          $    151,421
                                                                                         ------------
                                                                                         $ 38,256,788
                                                                                         ------------
                                           Total Banks                                   $ 38,256,788
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 5.4%
                                           Asset Management & Custody Banks -- 0.2%
   161,126        4.67           NR/NR     Jefferies & Co., Inc., Floating Rate Note,
                                           5/26/37                                       $    157,350
-----------------------------------------------------------------------------------------------------
                                           Diversified Finance Services -- 4.4%
   210,000                     A+/Baa2     American Tower Trust, 5.9568%, 4/15/14        $    222,647
   331,300        2.92         AAA/Aaa     Banc of America Mortgage, Floating Rate
                                           Note, 7/25/33                                      327,684
 1,532,349        2.87          AAA/A2     Banc of America Mortgage, Floating Rate
                                           Note, 9/25/33                                    1,510,832
    95,977        2.87          NR/Ba3     Banc of America Mortgage Securities,
                                           Floating Rate Note, 5/25/35                         95,478
   162,695        0.97         A+/Baa1     Bear Stearns Alt-A Trust, Floating Rate
                                           Note, 11/25/34                                     149,128
   650,000                    BBB+/Aa2     Credit Suisse Mortgage Capital
                                           Certificates, 0.318%, 2/15/22                      604,500
   600,000                       NR/NR     Credit Suisse Mortgage Capital
                                           Certificates, 4.25%, 6/25/50                       561,941
   348,422                      NR/Aaa     Credit Suisse Mortgage Capital
                                           Certificates, 5.268%, 2/15/40                      348,194
   230,874                      B-/Aaa     MLMI 2005-A2 A4, 4.48%, 2/25/35                    228,537
    89,188                     AAA/Aaa     Morgan Stanley Capital,
                                           0.346%, 10/15/20                                    88,180
   250,000                   BBB-/Baa2     Morgan Stanley Capital,
                                           0.919%, 12/15/20                                   226,149
   359,997                     AAA/Aaa     Morgan Stanley Capital,
                                           0.779%, 12/15/20                                   349,991
   412,857        5.50          AAA/B2     RALI 2004-QS16 1A1, Floating Rate Note,
                                           12/25/34                                           416,981
   284,568                    AAA/Baa2     Residential Accredit Loans, Inc.,
                                           4.5%, 4/25/34                                      287,138
   302,603        0.81         AAA/Ba1     Residential Accredit Loans, Inc., Floating
                                           Rate Note, 1/25/34                                 287,843
   943,312        4.25        AAA/Baa3     Residential Accredit Loans, Inc., Floating
                                           Rate Note, 1/25/34                                 955,551
   950,000                    AAA/Baa3     Residential Accredit Loans, Inc.,
                                           4.0%, 7/25/33                                      938,188
   275,969                     AAA/Aa1     Residential Accredit Loans, Inc.,
                                           5.75%, 10/25/33                                    277,892
   630,859        0.81        AAA/Baa1     Residential Accredit Loans, Inc., Floating
                                           Rate Note, 10/25/17                                591,543

The accompanying notes are an integral part of these financial statements.

24     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                           Diversified Finance Services -- (continued)
   93,605                       NR/Ba1     Residential Accredit Loans, Inc.,
                                           5.0%, 7/25/18                                $     95,362
  237,354                      AAA/Aa1     Structured Adjustable Rate Mortgage Loan
                                           Trust, 0.63%, 1/25/35                             234,728
  106,115                        NR/NR     Vericrest Opportunity Loan Transferee,
                                           5.926%, 12/26/50                                  106,797
                                                                                        ------------
                                                                                        $  8,905,284
-----------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.4%
  241,788                      AAA/Aaa     Banc of America Commercial Mortgage,
                                           Inc., 5.381%, 1/15/49                        $    241,572
  460,000                        NR/A3     Morgan Stanley Dean Witter Capital, Inc.,
                                           6.79%, 7/15/33                                    476,229
                                                                                        ------------
                                                                                        $    717,801
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.4%
  156,520         0.33           A/Aaa     Indymac Index Mortgage Loan Trust,
                                           Floating Rate Note, 2/25/37                  $    152,230
  700,000                      AAA/Aaa     Permanent Master Issuer Plc,
                                           1.967%, 7/15/42                                   700,141
                                                                                        ------------
                                                                                        $    852,371
                                                                                        ------------
                                           Total Diversified Financials                 $ 10,632,806
-----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.3%
                                           Mortgage Real Estate Investment Trust -- 2.3%
  924,726         5.01         AAA/Aaa     American Home Mortgage Investment
                                           Corp., Floating Rate Note, 10/25/34          $    926,329
  351,962                       AAA/B1     American Home Mortgage Investment
                                           Trust, 2.465%, 6/25/45                            316,917
  164,778                       BBB/NR     Credit Suisse First Boston Mortgage,
                                           5.25%, 10/25/19                                   166,749
   97,004                       AAA/NR     Credit Suisse First Boston Mortgage,
                                           5.5%, 6/25/33                                      96,941
  385,465                       AAA/A2     Credit Suisse First Boston Mortgage,
                                           7.5%, 5/25/32                                     397,501
  214,968         1.58         AA+/Aa2     Credit Suisse First Boston Mortgage,
                                           Floating Rate Note, 12/25/33                      203,637
  750,000                      CCC-/B1     Credit Suisse First Boston Mortgage
                                           Securities Corp., 6.448%, 9/15/34                 739,991
1,405,075                      AAA/Aaa     CS First Boston Mortgage Security,
                                           7.13%, 11/15/30                                 1,442,405
  338,714         1.75          AA+/WR     CS First Boston Mortgage Security,
                                           Floating Rate Note, 8/25/33                       309,923
                                                                                        ------------
                                                                                        $  4,600,393
                                                                                        ------------
                                           Total Real Estate                            $  4,600,393
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     25

-----------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 1.1%
   140,249                     AAA/Aaa     Freddie Mac, 4.5%, 8/15/17                   $    142,478
   429,454                     AAA/Aaa     Freddie Mac, 5.5%, 10/15/35                       458,299
   107,910                      NR/Aa1     Freddie Mac REMICS, 3.25%, 6/15/17                108,805
   858,711                      NR/Aa1     Freddie Mac REMICS, 4.0%, 6/15/22                 883,161
    10,461                     AAA/Aa1     Freddie Mac REMICS, 5.0%, 8/15/31                  10,484
   371,717                      NR/Aa1     Freddie Mac REMICS, 5.0%, 11/15/28                373,846
    95,621                       NR/NR     Freddie Mac REMICS, 5.5%, 3/15/32                  99,093
     4,864                       NR/NR     Freddie Mac REMICS, 5.5%, 8/15/29                   4,865
                                                                                        ------------
                                                                                        $  2,081,031
                                                                                        ------------
                                           Total Government                             $  2,081,031
-----------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $57,664,731)                           $ 55,571,018
-----------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 30.8%
                                           ENERGY -- 1.6%
                                           Oil & Gas Equipment & Services -- 0.5%
 2,134,000       11.99           NR/NR     Sevan Marine ASA, Floating Rate Note,
                                           10/24/12 (144A)                              $    229,434
   739,000                    BBB/Baa2     Weatherford International, Ltd., Bermuda,
                                           5.15%, 3/15/13                                    764,555
                                                                                        ------------
                                                                                        $    993,989
-----------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.6%
   250,000                       A/Aa3     Ras Laffan LNG 3, 4.5%, 9/30/12 (144A)       $    253,750
   250,000                       A/Aa3     Ras Laffan LNG 3, 5.5%, 9/30/14 (144A)            268,438
   500,000                   BBB-/Baa2     TNK-BP Finance SA, 7.5%,
                                           3/13/13 (144A)                                    527,750
                                                                                        ------------
                                                                                        $  1,049,938
-----------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.5%
   250,000                   BBB-/Baa3     Plains All American Pipeline LP / PAA
                                           Finance Corp., 4.25%, 9/1/12                 $    253,669
   750,000                   BBB-/Baa2     Williams Partners LP, 3.8%, 2/15/15               793,487
                                                                                        ------------
                                                                                        $  1,047,156
                                                                                        ------------
                                           Total Energy                                 $  3,091,083
-----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 1.0%
                                           Construction Materials -- 0.2%
   360,000                   BBB+/Baa1     CRH America, Inc., 5.3%, 10/15/13            $    377,848
-----------------------------------------------------------------------------------------------------
                                           Gold -- 0.2%
   500,000                     A-/Baa1     Barrick Gold Corp., 1.75%, 5/30/14           $    510,045
-----------------------------------------------------------------------------------------------------
                                           Industrial Gases -- 0.3%
   500,000                    BBB/Baa2     Airgas, Inc., 2.85%, 10/1/13                 $    512,801
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

----------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.3%
   536,000                    BBB/Baa2     Cytec Industries, Inc., 4.6%, 7/1/13         $    552,651
                                                                                        ------------
                                           Total Materials                              $  1,953,345
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.8%
                                           Trading Companies & Distributors -- 0.8%
   440,000                    BBB/Baa1     GATX Corp., 4.75%, 10/1/12                   $    448,222
 1,000,000                    BBB/Baa2     Glencore Funding LLC, 6.0%,
                                           4/15/14 (144A)                                  1,048,304
                                                                                        ------------
                                                                                        $  1,496,526
                                                                                        ------------
                                           Total Capital Goods                          $  1,496,526
----------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                           Office Services & Supplies -- 0.2%
   350,000                     BBB+/A2     Pitney Bowes, Inc., 4.625%, 10/1/12          $    357,175
                                                                                        ------------
                                           Total Commercial Services & Supplies         $    357,175
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.2%
                                           Railroads -- 0.2%
   480,000                    BBB/Baa3     CSX Corp., 6.3%, 3/15/12                     $    480,709
                                                                                        ------------
                                           Total Transportation                         $    480,709
----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.6%
                                           Automobile Manufacturers -- 0.6%
 1,000,000                    BBB/Baa2     Hyundai Motor Manufacturer,
                                           4.5%, 4/15/15                                $  1,043,605
   100,000                   BBB+/Baa1     Nissan Motor Acceptance Corp.,
                                           4.5%, 1/30/15 (144A)                              105,600
                                                                                        ------------
                                                                                        $  1,149,205
----------------------------------------------------------------------------------------------------
                                           Motorcycle Manufacturers -- 0.0%
   175,000                   BBB+/Baa1     Harley-Davidson Financial Services, Inc.,
                                           3.875%, 3/15/16                              $    182,287
                                                                                        ------------
                                           Total Automobiles & Components               $  1,331,492
----------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.4%
                                           Broadcasting -- 0.4%
   750,000                    BBB/Baa2     Discovery Communications LLC,
                                           3.7%, 6/1/15                                 $    803,932
                                                                                        ------------
                                           Total Media                                  $    803,932
----------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.3%
                                           Brewers -- 0.3%
   500,000                     BBB+/NR     SABMiller Holdings, Inc., 1.85%, 1/15/15     $    508,121
                                                                                        ------------
                                           Total Food, Beverage & Tobacco               $    508,121
----------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                           Health Care Equipment -- 0.3%
   510,000                      A/Baa1     St Jude Medical, Inc., 2.5%, 1/15/16         $    528,572
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     27

-------------------------------------------------------------------------------------------------------
Principal       Floating     S&P/Moody's
Amount ($)      Rate (b)     Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.5%
   1,000,000                   BBB+/Baa3     Express Scripts, Inc., 3.125%, 5/15/16        $  1,033,801
                                                                                           ------------
                                             Total Health Care Equipment & Services        $  1,562,373
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.0%
                                             Life Sciences Tools & Services -- 1.0%
     500,000                   BBB+/Baa2     Agilent Technologies, Inc., 2.5%, 7/15/13     $    508,467
     620,000                     BBB+/NR     Agilent Technologies, Inc., 5.5%, 9/14/15          700,048
     750,000                     BBB/Ba1     Life Technologies Co., 3.375%, 3/1/13              764,489
                                                                                           ------------
                                                                                           $  1,973,004
                                                                                           ------------
                                             Total Pharmaceuticals & Biotechnology         $  1,973,004
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 3.9%
                                             Diversified Banks -- 2.6%
     750,000                      A+/Aa3     Barclays Bank Plc, 2.5%, 1/23/13              $    756,465
     500,000                       A/Aa3     BBVA US Senior SAU, 3.25%, 5/16/14                 492,157
   1,000,000        1.05         AA-/Aa2     HSBC Bank Plc, Floating Rate Note,
                                             8/12/13 (144A)                                     996,308
   1,000,000        1.33          A+/Aa3     Santander US Debt SA, Floating Rate
                                             Note, 3/30/12 (144A)                               999,542
     500,000                      A+/Aa3     Santander US Debt SA Unipersonal,
                                             2.485%, 1/18/13                                    492,031
     500,000                       A+/A2     Standard Chartered Plc, 3.85%,
                                             4/27/15 (144A)                                     518,435
     820,000                        A/A3     Wachovia Corp., 5.25%, 8/1/14                      885,266
                                                                                           ------------
                                                                                           $  5,140,204
-------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 1.1%
     300,000                     BBB+/A2     American Express Bank FSB,
                                             5.5%, 4/16/13                                 $    314,876
     500,000                       A-/A2     BB&T Corp., 5.7%, 4/30/14                          549,682
     275,000                   BBB+/Baa1     KeyBank NA, 5.8%, 7/1/14                           297,602
     500,000                   BBB+/Baa1     KeyCorp, 3.75%, 8/13/15                            526,887
     215,000                   BBB+/Baa1     KeyCorp, 6.5%, 5/14/13                             227,905
     275,000        8.25        BBB/Baa3     PNC Financial Services Group, Inc.,
                                             Floating Rate Note, 5/29/49                        283,136
                                                                                           ------------
                                                                                           $  2,200,088
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
     500,000                     AAA/Aaa     Swedbank Hypotek AB, 0.758%, 3/28/14          $    496,884
                                                                                           ------------
                                             Total Banks                                   $  7,837,176
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 9.4%
                                             Asset Management & Custody Banks -- 0.2%
     300,000                      AA-/A1     Franklin Resources, 3.125%, 5/20/15           $    315,114
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

-------------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                         Value
-------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.7%
   950,000                       B+/B1     Ally Financial, Inc., 6.8750%, 8/28/12          $    966,625
   380,000                       A+/A1     American Honda Finance, Inc.,
                                           6.7%, 10/1/13 (144A)                                 411,883
   500,000                       A+/A1     American Honda Finance Corp.,
                                           2.375%, 3/18/13                                      508,944
 1,350,000                     BB+/Ba1     Ford Motor Credit Co., LLC, 7.5%, 8/1/12           1,379,885
   100,000                     AA+/Aaa     John Deere Capital Corp.,
                                           2.875%, 6/19/12                                      100,793
                                                                                           ------------
                                                                                           $  3,368,130
-------------------------------------------------------------------------------------------------------
                                           Diversified Finance Services -- 4.0%
   500,000                     A-/Baa1     Bank of America Corp., 3.7%, 9/1/15             $    499,491
   250,000        6.66          BB+/NR     Caelus Re II, Ltd., Floating Rate Note,
                                           5/24/13                                              248,600
 1,000,000                   BBB+/Baa1     Citigroup, Inc., 5.0%, 9/15/14                     1,041,053
   165,000        2.90           A-/A3     Citigroup, Inc., Floating Rate Note,
                                           3/16/12                                              165,009
   500,000                     AA+/Aa2     General Electric Capital Corp.,
                                           0.92675%, 4/7/14                                     498,678
 1,000,000                     AA+/Aa2     General Electric Capital Corp.,
                                           1.875%, 9/16/13                                    1,013,547
 1,000,000                     AA+/Aa2     General Electric Capital Corp.,
                                           1.101%, 12/20/13                                     991,820
   500,000        0.94           A/Aa3     JPMorgan Chase & Co., Floating Rate
                                           Note, 2/26/13                                        503,039
   500,000                       A/Aa3     JPMorgan Chase & Co., 4.0%, 2/25/21                  499,805
   500,000        6.33           BB/NR     Lodestone Re, Ltd., Floating Rate Note,
                                           5/17/13 (144A)                                       494,800
   500,000        6.07           BB/NR     Lodestone Re, Ltd., Floating Rate Note,
                                           1/8/14                                               482,850
   250,000        9.83          BB-/NR     Loma Reinsurance, Ltd., Floating Rate
                                           Note, 12/21/12                                       255,250
   250,000        7.60          BB-/NR     Queen Street II Capital, Ltd., Floating Rate
                                           Note, 4/9/14                                         244,825
   250,000        6.76           BB/NR     Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (144A)                    248,325
   250,000        6.25           BB/NR     Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13                           245,925
   250,000        9.00           B+/NR     Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 6/6/15                           251,050
   250,000                     BBB-/NR     Vita Capital IV, Ltd.,
                                           3.136967%, 1/15/16                                   249,075
                                                                                           ------------
                                                                                           $  7,933,142
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     29

-----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (b)     Ratings                                                        Value
-----------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 3.0%
   340,000                       A-/A1     Goldman Sachs Group, Inc.,
                                           3.7%, 8/1/15                                  $    346,759
 1,000,000                       A-/A1     Goldman Sachs Group, Inc.,
                                           1.3105%, 2/7/14                                    976,553
   500,000                     A-/Baa1     Merrill Lynch & Co., Inc., 6.05%, 8/15/12          509,710
   898,000                     A-/Baa1     Merrill Lynch & Co., 5.45%, 2/5/13                 922,250
   275,000                       A-/A2     Morgan Stanley Co., 3.1%, 11/9/18                  245,678
 1,000,000                       A-/A2     Morgan Stanley Co., 4.0%, 9/22/20                  985,276
   500,000                       A-/A2     Morgan Stanley Co., 5.0%, 8/31/25                  497,548
   800,000       2.88            A-/A2     Morgan Stanley Co., Floating Rate Note,
                                           5/14/13                                            801,135
   250,000       4.76            B+/NR     Queen Street III Capital, Floating Rate
                                           Note, 7/28/14                                      244,850
   500,000                     A-/Baa1     TD Ameritrade Holding, 2.95%, 12/1/12              508,267
                                                                                         ------------
                                                                                         $  6,038,026
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.5%
   500,000                    BBB/Baa1     Banque PSA Finance, 3.375%, 4/4/14            $    494,404
   500,000                        A/A2     National Rural Utilities, 5.4%, 10/15/13           530,496
                                                                                         ------------
                                                                                         $  1,024,900
                                                                                         ------------
                                           Total Diversified Financials                  $ 18,679,312
-----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 4.3%
                                           Life & Health Insurance -- 0.7%
    50,000                       A+/A1     Allstate Life Global, 5.375%, 4/30/13         $     52,696
   500,000                       A-/NR     Jefferson-Pilot Corp., 4.75%, 1/30/14              521,232
   250,000                     A-/Baa2     Lincoln National Corp., 4.3%, 6/15/15              264,717
   500,000                      BBB/A3     Principal Financial Group, Inc.,
                                           7.875%, 5/15/14                                    562,266
                                                                                         ------------
                                                                                         $  1,400,911
-----------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.9%
   500,000                    BBB/Baa3     Genworth Financial, Inc., 5.75%, 6/15/14      $    516,182
   410,000                   BBB-/Baa2     Liberty Mutual Group, 7.3%,
                                           6/15/14 (144A)                                     436,565
   550,000                     AA-/Aa3     Metropolitan Life Global Funding, Inc.,
                                           2.5%, 1/11/13                                      556,480
   250,000                        A/A2     Metropolitan Life, Inc., 7.7%, 11/1/15             284,614
                                                                                         ------------
                                                                                         $  1,793,841
-----------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 1.7%
   980,000                   BBB+/Baa2     Berkley WR, 5.875%, 2/15/13                   $  1,006,023
 1,291,000                   BBB-/Baa2     OneBeacon US Holdings, Inc.,
                                           5.875%, 5/15/13                                  1,331,685
   500,000                    BBB/Baa3     White Mountains Re Group, Ltd.,
                                           6.375%, 3/20/17                                    522,932

The accompanying notes are an integral part of these financial statements.

30     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

-------------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                         Value
-------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- (continued)
   500,000                   BBB+/Baa2     XL Capital, Ltd., 5.25%, 9/15/14                $    529,301
                                                                                           ------------
                                                                                           $  3,389,941
-------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 1.0%
   500,000        7.19          BB+/NR     Blue Fin, Ltd., Floating Rate Note, 4/10/12     $    501,200
   250,000        5.11          BB+/NR     Foundation Re III, Ltd., Floating Rate Note,
                                           2/25/15                                              244,275
   250,000        5.88           BB/A2     Foundation Re III, Ltd., Floating Rate Note,
                                           2/3/14 (Cat Bond)                                    246,425
   250,000       12.03           NR/B3     Globecat, Ltd., Floating Rate Note,
                                           1/2/13 (Cat Bond) (144A)                             241,200
   350,000        0.00           B-/NR     Successor X, Ltd., Floating Rate Note,
                                           1/7/14                                               348,005
   300,000        9.41            B/NR     Successor X, Ltd., Floating Rate Note,
                                           2/25/14                                              292,110
                                                                                           ------------
                                                                                           $  1,873,215
                                                                                           ------------
                                           Total Insurance                                 $  8,457,908
-------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.4%
                                           Diversified Real Estate Activities -- 0.2%
   350,000                       A-/A2     Westfield Group, 5.4%, 10/1/12                  $    358,501
-------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Investment Trust -- 0.6%
   685,000                   BBB+/Baa1     Dexus Finance Pty, Ltd.,
                                           7.125%, 10/15/14                                $    737,518
   350,000                    BBB/Baa2     Digital Realty Trust LP, 4.5%, 7/15/15               365,173
                                                                                           ------------
                                                                                           $  1,102,691
-------------------------------------------------------------------------------------------------------
                                           Office Real Estate Investment Trust -- 0.2%
   385,000                    BBB/Baa2     Mack-Cali Realty LP, 5.125%, 2/15/14            $    399,957
-------------------------------------------------------------------------------------------------------
                                           Retail Real Estate Investment Trust -- 0.2%
   500,000                    BB+/Baa3     Developers Diversified Realty,
                                           5.375%, 10/15/12                                $    504,816
-------------------------------------------------------------------------------------------------------
                                           Specialized Real Estate Investment Trust -- 1.2%
 1,000,000                    BBB/Baa2     HCP, Inc., 2.7%, 2/1/14                         $  1,011,683
   525,000                   BBB-/Baa2     Hospitality Properties Trust,
                                           6.75%, 2/15/13                                       536,364
   780,000                   BBB-/Baa2     Hospitality Properties Trust,
                                           7.875%, 8/15/14                                      857,121
                                                                                           ------------
                                                                                           $  2,405,168
                                                                                           ------------
                                           Total Real Estate                               $  4,771,133
-------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                           Computer Hardware -- 0.5%
   500,000                     BBB+/A3     Hewlett-Packard Co., 2.35%, 3/15/15             $    511,637
   470,000                     BBB+/A3     Hewlett-Packard Co., 2.625%, 12/9/14                 487,338
                                                                                           ------------
                                                                                           $    998,975
                                                                                           ------------
                                           Total Technology Hardware & Equipment           $    998,975
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     31

----------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 0.4%
   750,000                    BBB/Baa1     Maxim Integrated Products, Inc.,
                                           3.45%, 6/14/13                               $    771,752
                                                                                        ------------
                                           Total Semiconductors                         $    771,752
----------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 2.0%
                                           Integrated Telecommunication Services -- 1.5%
   490,000                    BBB/Baa2     British Telecommunication,
                                           5.15%, 1/15/13                               $    508,707
   550,000                       NR/WR     GTP Towers Issuer LLC,
                                           4.436%, 2/15/15 (144A)                            565,235
   750,000                    BBB/Baa2     Telecom Italia Capital SA,
                                           4.95%, 9/30/14                                    756,563
   500,000                   BBB+/Baa1     Telefonica Emisiones SAU,
                                           3.992%, 2/16/16                                   503,024
   590,000                       A-/WR     Verizon Virginia, Inc., 4.625%, 3/15/13           613,238
                                                                                        ------------
                                                                                        $  2,946,767
----------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.5%
   500,000                       NR/A2     Crown Castle Towers LLC, 3.214%,
                                           8/15/15 (144A)                               $    513,107
   500,000                       NR/A2     GTP Acquisition Partners I LLC,
                                           4.347%, 6/15/16                                   501,298
                                                                                        ------------
                                                                                        $  1,014,405
                                                                                        ------------
                                           Total Telecommunication Services             $  3,961,172
----------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.0%
                                           Electric Utilities -- 0.8%
   500,000                   BBB+/Baa1     FPL Group Capital, Inc., 2.55%, 11/15/13     $    507,475
 1,000,000                       A-/A3     Iberdrola Finance Ireland, Ltd., 3.8%,
                                           9/11/14 (144A)                                  1,027,791
                                                                                        ------------
                                                                                        $  1,535,266
----------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.2%
   500,000                   BBB+/Baa1     Midamerican Energy Holdings Co.,
                                           5.95%, 5/15/37                               $    504,615
                                                                                        ------------
                                           Total Utilities                              $  2,039,881
----------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $60,065,823)                           $ 61,075,069
----------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- 19.7%
   249,635                     AAA/Aaa     Fannie Mae Benchmark Remic,
                                           5.45%, 12/25/20                              $    270,664
 4,599,970        4.44          NR/Aa1     Fannie Mae Grantor Trust, Floating Rate
                                           Note, 10/25/40                                  4,416,594
 1,237,090        3.98         AAA/Aaa     Fannie Mae Grantor Trust, Floating Rate
                                           Note, 7/25/43                                   1,321,272
   552,378                       NR/NR     Fannie Mae REMICS, 3.0%, 1/25/21                  574,531

The accompanying notes are an integral part of these financial statements.

32     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

--------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (b)     Ratings                                               Value
--------------------------------------------------------------------------------------------
                                        U.S. Government and Agency Obligations -- (continued)
   123,192                    AAA/Aaa   Fannie Mae REMICS, 5.69%, 1/25/32       $    127,425
   532,792                      NR/NR   Fannie Mae REMICS, 6.0%, 3/25/35             565,462
   278,491                      NR/NR   Fannie Mae REMICS, 6.25%, 6/25/44            280,028
   316,979                     AAA/NR   Fannie Mae Whole Loan,
                                        3.17454%, 6/25/35                            331,838
   333,823                     AAA/NR   Fannie Mae Whole Loan,
                                        3.49029%, 4/25/45                            353,500
 1,184,967       3.81         AAA/Aaa   Fannie Mae Whole Loan, Floating Rate
                                        Note, 7/25/42                              1,202,167
   257,878                    AAA/Aaa   Fannie Mae, 6.0%, 6/25/29                    288,995
   226,384                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        4.5%, 9/1/12                                 231,049
   220,551                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.0%, 2/1/21                                 237,829
   300,703                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.505%, 12/1/31                              302,775
     8,921                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.79%, 11/1/31                                 9,398
   126,929                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.064%, 11/1/40                              129,685
   601,000                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.134%, 10/1/31                              609,799
     8,282                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.303%, 7/1/18                                 8,571
   626,848                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.44%, 10/1/36                               669,522
    42,828                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.5%, 7/1/16 - 6/1/17                         46,494
     5,741                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.533%, 11/1/25                                6,021
     3,274                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.571%, 4/1/29                                 3,455
     3,809                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.837%, 4/1/28                                 4,033
     9,005                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.985%, 5/1/25                                 9,089
     2,140                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.035%, 4/1/29                                 2,157
     4,777                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.142%, 1/1/28                                 5,085
   172,267                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.245%, 8/1/31                               175,890
     1,654                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.25%, 8/1/31                                  1,667
   107,359                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.393%, 11/1/24                              109,244

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     33

----------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (b)     Ratings                                                 Value
----------------------------------------------------------------------------------------------
                                        U.S. Government and Agency Obligations -- (continued)
    21,701                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.484%, 2/1/27                            $     22,065
    37,152                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.652%, 4/1/25                                  37,277
    68,740                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.680%, 1/1/25                                  69,251
     2,351                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.936%, 2/1/33                                   2,484
   894,370                    AAA/Aaa   Federal National Mortgage Association,
                                        4.0%, 5/1/24                                   945,976
 1,799,395                    AAA/Aaa   Federal National Mortgage Association,
                                        4.5%, 7/1/19                                 1,939,306
   132,770                    AAA/Aaa   Federal National Mortgage Association,
                                        5.0%, 7/1/15                                   143,191
   102,677                    AAA/Aaa   Federal National Mortgage Association,
                                        5.469%, 7/1/36                                 110,012
   461,000                    AAA/Aaa   Federal National Mortgage Association,
                                        5.5%, 8/1/23 - 12/1/35                         501,904
   374,485                    AAA/Aaa   Federal National Mortgage Association,
                                        6.0%, 2/1/34 - 4/1/38                          415,482
   429,501                    AAA/Aaa   Federal National Mortgage Association,
                                        6.339%, 12/1/36                                452,026
   603,418                    AAA/Aaa   Federal National Mortgage Association,
                                        6.5%, 8/1/13 - 7/1/32                          690,199
   607,716                    AAA/Aaa   Federal National Mortgage Association,
                                        7.0%, 4/1/12 - 1/1/36                          683,151
    88,419                    AAA/Aaa   Federal National Mortgage Association,
                                        7.243%, 12/1/28                                 94,009
    96,734                    AAA/Aaa   Federal National Mortgage Association,
                                        7.405%, 10/1/29                                101,811
   233,222                    AAA/Aaa   Federal National Mortgage Association,
                                        7.586%, 10/1/29                                247,464
    64,378                    AAA/Aaa   Federal National Mortgage Association,
                                        8.0%, 4/1/14                                    67,545
 2,000,000                      NR/NR   Government National Mortgage
                                        Association, 1.0959%, 8/16/52                  162,174
 4,323,151                      NR/NR   Government National Mortgage
                                        Association, 1.35404%, 3/16/51                 224,419
16,573,443                    AAA/Aa1   Government National Mortgage
                                        Association, 1.524, 2/16/52                  1,008,776
 3,425,734                      NR/NR   Government National Mortgage
                                        Association, 1.762244%, 3/15/52                269,201
   104,754                    AAA/Aa1   Government National Mortgage
                                        Association, 3.084% 4/16/22                    105,122
   812,063                    AAA/Aa1   Government National Mortgage
                                        Association, 4.009%, 5/16/37                   850,722

The accompanying notes are an integral part of these financial statements.

34     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (b)     Ratings                                                       Value
----------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
   350,000                    AAA/Aa1     Government National Mortgage
                                          Association, 4.549%, 6/16/28                  $    371,317
   603,983                    AAA/Aaa     Government National Mortgage
                                          Association, 5.0%, 8/15/19                         663,417
 3,490,533                    AAA/Aaa     Government National Mortgage
                                          Association, 6.0%, 5/20/13 - 11/15/36            3,847,699
   178,891                    AAA/Aaa     Government National Mortgage
                                          Association, 6.5%, 5/15/31 - 10/15/37              206,459
     8,303                    AAA/Aaa     Government National Mortgage
                                          Association, 7.0%, 11/15/13                          8,602
   132,069                    AAA/Aaa     Government National Mortgage
                                          Association, 7.5%, 6/15/14 - 10/15/36              155,657
 1,458,440       5.00           NR/NR     Government National Mortgage
                                          Association, Floating Rate Note, 1/20/16         1,578,298
17,828,665       0.71           NR/NR     Government National Mortgage
                                          Association, Floating Rate Note, 11/16/51          809,100
 9,950,000                    AA+/Aaa     U.S. Treasury Bill, 0.125%, 9/30/13              9,926,668
                                                                                        ------------
                                                                                        $ 39,005,023
----------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AND
                                          AGENCY OBLIGATIONS
                                          (Cost $38,765,135)                            $ 39,005,023
----------------------------------------------------------------------------------------------------
                                          FOREIGN GOVERNMENT BOND -- 0.1%
   250,000                       A/A1     Korea Development Bank, 5.3%, 1/17/13         $    256,936
----------------------------------------------------------------------------------------------------
                                          TOTAL FOREIGN GOVERNMENT BOND
                                          (Cost $249,643)                               $    256,936
----------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 3.0%
                                          MISCELLANEOUS -- 0.9%
   200,000                    AAA/Aa1     City of Carrollton Texas, 4.5%, 8/15/12       $    203,994
 1,500,000                      A+/A1     New Jersey Economic Development
                                          Authority, 1.247%, 6/15/13                       1,500,105
                                                                                        ------------
                                          Total Miscellaneous                           $  1,704,099
----------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 2.1%
                                          Municipal Development -- 0.1%
   250,000                    AA-/Aa2     Massachusetts Development Finance
                                          Agency, 3.0%, 2/15/36                         $    266,688
----------------------------------------------------------------------------------------------------
                                          Municipal General -- 0.2%
   500,000                     AA/Aa1     OH INFRA-TXB-2-BABS, 3.0%, 6/15/15            $    524,130
----------------------------------------------------------------------------------------------------
                                          Municipal Higher Education -- 0.5%
   690,000                      NR/A2     Massachusetts Health & Educational
                                          Facilities Authority, 2.7%, 10/1/37           $    715,999
   200,000                    AA-/Aa2     New York State Dormitory Authority,
                                          3.0%, 7/1/13                                       206,840
                                                                                        ------------
                                                                                        $    922,839
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     35

-------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                           Municipal Housing -- 0.1%
   200,000                      NR/Aa3     Oregon Housing & Communities,
                                           1.15%, 1/1/13                             $    200,970
-------------------------------------------------------------------------------------------------
                                           Municipal Pollution -- 0.5%
 1,000,000                   BBB+/Baa1     Power County Idaho Pollution Control,
                                           5.625%, 10/1/14                           $  1,000,390
-------------------------------------------------------------------------------------------------
                                           Municipal Transportation -- 0.7%
   300,000                      BBB/A2     Massachusetts Port Authority,
                                           5.0%, 7/1/14                              $    311,274
   475,000                      BBB/A2     Massachusetts Port Authority,
                                           5.0%, 7/1/16                                   507,970
   500,000                       NR/NR     North Texas Tollway Authority,
                                           2.441%, 9/1/13                                 512,505
                                                                                     ------------
                                                                                     $  1,331,749
                                                                                     ------------
                                           Total Government                          $  4,246,766
-------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $5,861,479)                         $  5,950,865
-------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN INTERESTS -- 2.5%**
                                           MATERIALS -- 0.2%
                                           Metal & Glass Containers -- 0.1%
   210,492        4.50           B/Ba3     BWAY Holding Co., Replacement B Term
                                           Loan, 2/9/18                              $    210,757
    19,404        4.50           B/Ba3     ICL Industrial Containers ULC,
                                           Replacement C Term Loan, 2/9/18                 19,428
                                                                                     ------------
                                                                                     $    230,185
-------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.1%
   227,175        3.12         BBB/Ba2     Graphic Packaging International, Inc.,
                                           Incremental Term Loan, 5/16/14            $    227,655
                                                                                     ------------
                                           Total Materials                           $    457,840
-------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.1%
                                           Construction & Farm Machinery & Heavy Trucks -- 0.1%
   149,625        5.50          BB/Ba2     Terex Corp., U.S. Term Loan, 4/28/17      $    151,215
                                                                                     ------------
                                           Total Capital Goods                       $    151,215
-------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Environmental & Facilities Services -- 0.1%
   172,704        2.26         B-/Caa1     Synagro Technologies, Inc., Term Loan
                                           First Lien, 4/2/14                        $    156,513
                                                                                     ------------
                                           Total Commercial Services & Supplies      $    156,513
-------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.6%
                                           Auto Parts & Equipment -- 0.1%
   284,789        3.50       BBB-/Baa3     Delphi Automotive LLP, Tranche B Term
                                           Loan, 3/31/17                             $    285,382
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

---------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (b)     Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.5%
   925,350        6.00          BB/Ba2     Chrysler Group LLC, Tranche B Term Loan,
                                           4/28/17                                     $    930,555
                                                                                       ------------
                                           Total Automobiles & Components              $  1,215,937
---------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.3%
                                           Movies & Entertainment -- 0.3%
   352,859        5.25          NR/Ba1     Christie/AIX, Inc., Term Loan, 4/29/16      $    349,330
   196,500        4.50         BB-/Ba2     Live Nation Entertainment, Inc., Term B
                                           Loan, 10/20/16                                   196,909
                                                                                       ------------
                                                                                       $    546,239
                                                                                       ------------
                                           Total Media                                 $    546,239
---------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.1%
                                           Automotive Retail -- 0.1%
   248,125        4.00         BB+/Ba3     Autotrader.com, Inc., Tranche B-1 Term
                                           Loan, 12/15/16                              $    248,642
                                                                                       ------------
                                           Total Retailing                             $    248,642
---------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                           Health Care Facilities -- 0.2%
   377,472        4.08          BB/Ba3     CHS/Community Health Systems, Inc.,
                                           Non-Extended Term Loan, 7/25/14             $    372,821
---------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.1%
   195,150        3.76          BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                           4/24/15                                     $    194,676
    47,623        3.49          BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term
                                           Loan, 4/24/15                                     47,507
                                                                                       ------------
                                                                                       $    242,183
                                                                                       ------------
                                           Total Health Care Equipment & Services      $    615,004
---------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Investment Banking & Brokerage -- 0.0%
   143,080        5.25          B+/Ba2     LPL Holdings, Inc., 2017 Term Loan,
                                           6/28/17                                     $    144,511
                                                                                       ------------
                                           Total Diversified Financials                $    144,511
---------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.3%
                                           Data Processing & Outsourced Services -- 0.2%
   214,285        4.25        BBB-/Ba1     Fidelity National, Inc., Term B Loan,
                                           7/18/16                                     $    215,846
---------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 0.1%
   271,555        2.00          BB/Ba3     Sungard Data Systems, Inc., Tranche A
                                           U.S. Term Loan, 2/28/14                     $    270,690
                                                                                       ------------
                                           Total Software & Services                   $    486,536
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     37

---------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (b)     Ratings                                                      Value
---------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.3%
                                          Integrated Telecommunication Services -- 0.3%
    39,435       3.25           B+/B1     Telesat Canada, Inc., U.S. Term II Loan,
                                          10/31/14                                     $     39,438
   459,067       3.25           B+/B1     Telesat Canada, Inc., U.S. Term I Loan,
                                          10/31/14                                          459,103
                                                                                       ------------
                                                                                       $    498,541
                                                                                       ------------
                                          Total Telecommunication Services             $    498,541
---------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.2%
                                          Independent Power Producer & Energy Traders -- 0.2%
   431,738       4.25         BB+/Ba1     AES Corp., Initial Term Loan, 5/17/18        $    432,682
                                                                                       ------------
                                          Total Utilities                              $    432,682
---------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $4,887,691)                            $  4,953,660
---------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 0.7%
                                          Certificate of Deposit -- 0.2%
   500,000                                Intesa Sanpaolo S.p.A./New York,
                                          2.375%, 12/21/12                             $    490,940
                                                                                       ------------
                                          Total Certificate of Deposit                 $    490,940
---------------------------------------------------------------------------------------------------
                                          REPURCHASE AGREEMENT -- 0.5%
   950,000                                JPMorgan, Inc., 0.19%, dated 2/29/12,
                                          repurchase price of $950,000 plus
                                          accrued interest on 3/2/12 collateralized
                                          by $969,002 Federal National Mortgage
                                          Association (ARM), 2.058 - 6.306%,
                                          12/1/19 - 1/1/42                             $    950,000
                                                                                       ------------
                                          Total Repurchase Agreement                   $    950,000
---------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $1,435,577)                            $  1,440,940
---------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN
                                          SECURITIES -- 99.3%
                                          (Cost $198,556,615) (a)                      $196,697,477
---------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES -- 0.7%         $  1,435,504
---------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                   $198,132,981
===================================================================================================

NR     Not rated by either S&P or Moody's.

WR     Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2012, the value of these securities amounted to $9,783,682 or 4.9% of total net assets.


The accompanying notes are an integral part of these financial statements.

38     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 29, 2012, the net unrealized loss on investments based on cost for federal income tax purposes of $199,102,589 was as follows:

          Aggregate gross unrealized gain for all investments in which
            there is an excess of value over tax cost                       $ 2,560,846
          Aggregate gross unrealized loss for all investments in which
            there is an excess of tax cost over value                        (4,965,958)
                                                                            -----------
          Net unrealized loss                                               $(2,405,112)
                                                                            ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2012 were as follows:

--------------------------------------------------------------------------------
                                              Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $20,996,923          $64,060,501
Other Long-Term Securities                    $19,940,832          $55,692,028

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     39

----------------------------------------------------------------------------------------------
                                         Level 1    Level 2            Level 3   Total
----------------------------------------------------------------------------------------------
Asset Backed Securities                  $   --     $ 28,443,966       $ --      $ 28,443,966
Collateralized Mortgage Obligations          --       55,571,018         --        55,571,018
Corporate Bonds                              --       61,075,069         --        61,075,069
U.S. Government Agency Obligations           --       39,005,023         --        39,005,023
Foreign Government Bond                      --          256,936         --           256,936
Municipal Bonds                              --        5,950,865         --         5,950,865
Senior Floating Rate Loan Interests          --        4,953,660         --         4,953,660
Certificate of Deposit                       --          490,940         --           490,940
Repurchase Agreement                         --          950,000         --           950,000
----------------------------------------------------------------------------------------------
Total                                    $   --     $ 196,697,477      $ --      $196,697,477
==============================================================================================
Other financial instruments*             $8,034     $    (14,845)      $ --      $     (6,811)
----------------------------------------------------------------------------------------------

* Other financial instruments include futures contracts and foreign exchange contracts

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------
                                                              Collateralized
                                                              Mortgage
                                                              Obligations
------------------------------------------------------------------------------
Balance as of 8/31/11                                         $  11,893
Realized gain (loss)(1)                                              --
Change in unrealized appreciation (depreciation)(2)                  --
Net purchases (sales)                                           (11,893)
Transfers in and out of Level 3**                                    --
------------------------------------------------------------------------------
Balance as of 2/29/12                                         $      --
==============================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

**    Transfers are calculated on the beginning of period values.


The accompanying notes are an integral part of these financial statements.

40     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Statement of Assets and Liabilities | 2/29/12 (unaudited)

ASSETS:
  Investment in securities (cost $198,556,615)                            $196,697,477
  Cash                                                                         820,300
  Futures Collateral                                                            27,300
  Foreign currencies, at value (cost $30,038)                                   31,623
  Receivables --
   Paydown                                                                       7,614
   Variation Margin                                                              9,188
   Fund shares sold                                                            402,974
   Dividends and interest                                                    1,101,339
   Due from Pioneer Investment Management, Inc.                                 36,042
  Other                                                                         53,684
--------------------------------------------------------------------------------------
     Total assets                                                         $199,187,542
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                $    587,784
   Dividends                                                                   345,654
   Forward foreign currency portfolio hedge contracts, open-net                 14,845
  Due to affiliates                                                             53,542
  Accrued expenses                                                              52,736
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  1,054,561
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $209,289,568
  Distributions in excess of net investment income                            (450,321)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (8,842,259)
  Net unrealized loss on investments                                        (1,859,138)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (12,903)
  Net unrealized gain on futures contracts                                       8,034
--------------------------------------------------------------------------------------
     Total net assets                                                     $198,132,981
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $51,657,997/5,344,343 shares)                         $       9.67
  Class B (based on $2,225,798/230,348 shares)                            $       9.66
  Class C (based on $23,760,229/2,463,794 shares)                         $       9.64
  Class Y (based on $120,488,957/12,482,179 shares)                       $       9.65
MAXIMUM OFFERING PRICE:
  Class A ($9.67 [divided by] 97.5%)                                      $       9.92
======================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     41

Statement of Operations (unaudited)

For the Six Months Ended 2/29/12

INVESTMENT INCOME:
  Interest                                                                $3,826,764
  Income from securities loaned, net                                          4,564
------------------------------------------------------------------------------------------------------
     Total investment income                                                               $3,831,328
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 408,863
  Transfer agent fees and expenses
   Class A                                                                   42,669
   Class B                                                                    3,859
   Class C                                                                    7,363
   Class Y                                                                      756
  Distribution fees
   Class A                                                                   71,755
   Class B                                                                   14,897
   Class C                                                                  119,118
  Shareholder communications expense                                        122,500
  Administrative reimbursements                                              29,643
  Custodian fees                                                              8,374
  Registration fees                                                          41,071
  Professional fees                                                          35,694
  Printing expense                                                           15,855
  Fees and expenses of nonaffiliated trustees                                 3,225
  Miscellaneous                                                              28,453
------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  954,095
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                           (120,717)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  833,378
------------------------------------------------------------------------------------------------------
       Net investment income                                                               $2,997,950
======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS, AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
   Investments                                                            $ 449,376
   Futures contracts                                                       (277,647)
   Class actions                                                              7,501
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       10,412        $  189,642
------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                            $ 520,661
   Futures contracts                                                        224,034
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (3,456)       $  741,239
------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $  930,881
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $3,928,831
======================================================================================================

The accompanying notes are an integral part of these financial statements.

42     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            2/29/12             Year Ended
                                                            (unaudited)         8/31/11
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  2,997,950        $  7,088,982
Net realized gain on investments and foreign currency
  transactions                                                   189,642              87,545
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                  741,239          (2,439,237)
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $  3,928,831        $  4,737,290
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.15 and $0.27 per share, respectively)        $   (910,390)       $ (3,827,795)
   Class B ($0.11 and $0.19 per share, respectively)             (33,312)            (74,048)
   Class C ($0.12 and $0.20 per share, respectively)            (287,097)           (426,011)
   Class Y ($0.17 and $0.31 per share, respectively)          (2,108,100)         (3,782,100)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (3,338,899)       $ (8,109,954)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 47,227,406        $153,559,108
Reinvestment of distributions                                  1,345,168           4,247,668
Cost of shares repurchased                                  (110,621,705)       (165,847,870)
---------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                           $(62,049,131)       $ (8,041,094)
---------------------------------------------------------------------------------------------
   Net decrease in net assets                               $(61,459,199)       $(11,413,758)
NET ASSETS:
Beginning of period                                          259,592,180         271,005,938
---------------------------------------------------------------------------------------------
End of period                                               $198,132,981        $259,592,180
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $   (450,321)       $   (109,372)
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     43

---------------------------------------------------------------------------------------------------
                                     '12 Shares     '12 Amount        '11 Shares      '11 Amount
                                     (unaudited)    (unaudited)
---------------------------------------------------------------------------------------------------
CLASS A
Shares sold                           2,071,482     $ 19,886,113       10,891,548     $105,896,019
Reinvestment of distributions            83,809          805,345          370,009        3,597,147
Less shares repurchased              (8,644,754)     (83,278,315)     (12,813,982)    (124,286,825)
---------------------------------------------------------------------------------------------------
   Net decrease                      (6,489,463)    $(62,586,857)      (1,552,425)    $(14,793,659)
===================================================================================================
CLASS B
Shares sold or exchanged                 93,936     $    903,948          137,813     $  1,340,132
Reinvestment of distributions             3,245           31,167            6,848           66,599
Less shares repurchased                (144,095)      (1,383,801)        (361,999)      (3,517,699)
---------------------------------------------------------------------------------------------------
   Net decrease                         (46,914)    $   (448,686)        (217,338)    $ (2,110,968)
===================================================================================================
CLASS C
Shares sold                             558,400     $  5,352,219        1,567,864     $ 15,197,252
Reinvestment of distributions            25,353          243,088           35,685          346,249
Less shares repurchased                (559,572)      (5,367,551)      (1,271,046)     (12,337,637)
---------------------------------------------------------------------------------------------------
   Net increase                          24,181     $    227,756          332,503     $  3,205,864
===================================================================================================
CLASS Y
Shares sold                           2,197,147     $ 21,085,126        3,205,058     $ 31,125,705
Reinvestment of distributions            27,667          265,568           24,505          237,673
Less shares repurchased              (2,143,431)     (20,592,038)      (2,651,263)     (25,705,709)
---------------------------------------------------------------------------------------------------
   Net increase                          81,383     $    758,656          578,300     $  5,657,669
===================================================================================================

The accompanying notes are an integral part of these financial statements.

44     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months Ended
                                                                                                 2/29/12               Year Ended
                                                                                                 (unaudited)           8/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                             $  9.64               $   9.75
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                           $  0.13               $   0.23
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                             0.05                  (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                        $  0.18               $   0.16
Distributions to shareowners:
 Net investment income                                                                             (0.15)                 (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                       $  0.03               $  (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $  9.67               $   9.64
=================================================================================================================================
Total return*                                                                                       1.89%                  1.69%
Ratio of net expenses to average net assets+                                                        0.90%**                0.90%
Ratio of net investment income to average net assets+                                               2.92%**                2.48%
Portfolio turnover rate                                                                               39%**                  54%
Net assets, end of period (in thousands)                                                         $51,658               $114,080
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                       1.32%**                0.99%
 Net investment income                                                                              2.50%**                2.39%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                       0.90%**                0.90%
 Net investment income                                                                              2.92%**                2.48%
=================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                                               8/31/10      8/31/09      8/31/08      8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $   9.40     $  9.52      $  9.76      $  9.75
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $   0.31     $  0.37      $  0.45      $  0.43
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                            0.36       (0.03)       (0.24)        0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $   0.67     $  0.34      $  0.21      $  0.45
Distributions to shareowners:
 Net investment income                                                            (0.32)      (0.46)       (0.45)       (0.44)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   0.35     $ (0.12)     $ (0.24)     $  0.01
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   9.75     $  9.40      $  9.52      $  9.76
================================================================================================================================
Total return*                                                                      7.19%       3.90%        2.18%        4.68%
Ratio of net expenses to average net assets+                                       0.90%       0.90%        0.91%        0.91%
Ratio of net investment income to average net assets+                              2.78%       3.59%        4.60%        4.27%
Portfolio turnover rate                                                              42%         43%          34%          78%
Net assets, end of period (in thousands)                                       $130,524     $19,544      $12,499      $13,184
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.06%       1.15%        1.00%        1.00%
 Net investment income                                                             2.61%       3.35%        4.51%        4.18%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.90%       0.90%        0.90%        0.90%
 Net investment income                                                             2.78%       3.59%        4.61%        4.28%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12    45

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months Ended
                                                                                                 2/29/12                Year Ended
                                                                                                 (unaudited)            8/31/11
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                             $   9.63               $  9.75
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                           $   0.10               $  0.14
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                              0.04                 (0.07)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                        $   0.14               $  0.07
Distributions to shareowners:
 Net investment income                                                                              (0.11)                (0.19)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                       $   0.03               $ (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $   9.66               $  9.63
==================================================================================================================================
Total return*                                                                                        1.44%                 0.68%
Ratio of net expenses to average net assets+                                                         1.80%**               1.80%
Ratio of net investment income to average net assets+                                                2.06%**               1.64%
Portfolio turnover rate                                                                                39%**                 54%
Net assets, end of period (in thousands)                                                         $  2,226               $ 2,671
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                        1.90%**               1.87%
 Net investment income                                                                               1.96%**               1.57%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                        1.80%**               1.80%
 Net investment income                                                                               2.06%**               1.64%
==================================================================================================================================

                                                                              Year Ended    Year Ended    Year Ended    Year Ended
                                                                              8/31/10       8/31/09       8/31/08       8/31/07
Class B
Net asset value, beginning of period                                          $  9.39       $  9.50       $  9.75       $  9.75
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                        $  0.22       $  0.28       $  0.36       $  0.34
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.37         (0.01)        (0.25)         0.01
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                     $  0.59       $  0.27       $  0.11       $  0.35
Distributions to shareowners:
 Net investment income                                                          (0.23)        (0.38)        (0.36)        (0.35)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $  0.36       $ (0.11)      $ (0.25)      $    --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  9.75       $  9.39       $  9.50       $  9.75
==================================================================================================================================
Total return*                                                                    6.35%         3.06%         1.16%         3.64%
Ratio of net expenses to average net assets+                                     1.80%         1.80%         1.80%         1.82%
Ratio of net investment income to average net assets+                            2.37%         3.15%         3.72%         3.37%
Portfolio turnover rate                                                            42%           43%           34%           78%
Net assets, end of period (in thousands)                                      $ 4,822       $ 6,582       $ 6,798       $ 8,969
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.88%         1.95%         1.85%         1.88%
 Net investment income                                                           2.29%         3.00%         3.67%         3.31%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.80%         1.80%         1.80%         1.80%
 Net investment income                                                           2.37%         3.15%         3.72%         3.39%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

46    Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months Ended
                                                                                                 2/29/12                Year Ended
                                                                                                 (unaudited)            8/31/11
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                             $   9.62               $  9.73
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                           $   0.10               $  0.16
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                              0.04                 (0.07)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                        $   0.14               $  0.09
Distributions to shareowners:
 Net investment income                                                                              (0.12)                (0.20)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                       $   0.02               $ (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $   9.64               $  9.62
==================================================================================================================================
Total return*                                                                                        1.41%                 0.93%
Ratio of net expenses to average net assets+                                                         1.68%**               1.67%
Ratio of net investment income to average net assets+                                                2.05%**               1.61%
Portfolio turnover rate                                                                                39%**                 54%
Net assets, end of period (in thousands)                                                         $ 23,760               $23,464
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                        1.68%**               1.67%
 Net investment income                                                                               2.05%**               1.61%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                        1.68%**               1.67%
 Net investment income                                                                               2.05%**               1.61%
==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended    Year Ended    Year Ended
                                                                                8/31/10      8/31/09       8/31/08       8/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $  9.38      $  9.49       $  9.74       $  9.73
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                          $  0.23      $  0.29       $  0.37       $  0.34
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                            0.36        (0.01)        (0.25)         0.01
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                       $  0.59      $  0.28       $  0.12       $  0.35
Distributions to shareowners:
 Net investment income                                                            (0.24)       (0.39)        (0.37)        (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.35      $ (0.11)      $ (0.25)      $    --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  9.73      $  9.38       $  9.49       $  9.75
===================================================================================================================================
Total return*                                                                      6.32%        3.14%         1.25%         3.79%
Ratio of net expenses to average net assets+                                       1.70%        1.79%         1.73%         1.72%
Ratio of net investment income to average net assets+                              2.27%        2.74%         3.77%         3.45%
Portfolio turnover rate                                                              42%          43%           34%           78%
Net assets, end of period (in thousands)                                        $20,507      $ 8,549       $ 3,441       $ 2,879
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.70%        1.79%         1.73%         1.72%
 Net investment income                                                             2.27%        2.74%         3.77%         3.45%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.70%        1.79%         1.73%         1.71%
 Net investment income                                                             2.27%        2.74%         3.77%         3.46%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Short Term Income Fund | Semiannual Report | 2/29/12    47

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months Ended
                                                                                                 2/29/12               Year Ended
                                                                                                 (unaudited)           8/31/11
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                             $   9.63              $   9.74
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                           $   0.15              $   0.27
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                              0.04                 (0.07)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                        $   0.19              $   0.20
Distributions to shareowners:
 Net investment income                                                                              (0.17)                (0.31)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                       $   0.02              $  (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $   9.65              $   9.63
==================================================================================================================================
Total return*                                                                                        1.97%                 2.06%
Ratio of net expenses to average net assets+                                                         0.58%**               0.54%
Ratio of net investment income to average net assets+                                                3.14%**               2.78%
Portfolio turnover rate                                                                                39%**                 54%
Net assets, end of period (in thousands)                                                         $120,489              $119,377
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                        0.58%**               0.54%
 Net investment income                                                                               3.14%**               2.78%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                        0.58%**               0.54%
 Net investment income                                                                               3.14%**               2.78%
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended     Year Ended   Year Ended    Year Ended
                                                                              8/31/10        8/31/09      8/31/08       8/31/07
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                          $   9.38       $  9.51      $   9.76      $   9.76
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                        $   0.34       $  0.40      $   0.48      $   0.45
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           0.37         (0.04)        (0.24)         0.02
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                     $   0.71       $  0.36      $   0.24      $   0.47
Distributions to shareowners:
 Net investment income                                                           (0.35)        (0.49)        (0.49)        (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $   0.36       $ (0.13)     $  (0.25)     $     --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $   9.74       $  9.38      $   9.51      $   9.76
==================================================================================================================================
Total return*                                                                     7.64%         4.11%         2.45%         4.96%
Ratio of net expenses to average net assets+                                      0.57%         0.63%         0.55%         0.53%
Ratio of net investment income to average net assets+                             3.52%         4.36%         4.98%         4.68%
Portfolio turnover rate                                                             42%           43%           34%           78%
Net assets, end of period (in thousands)                                      $115,153       $97,370      $130,475      $189,724
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     0.57%         0.63%         0.55%         0.53%
 Net investment income                                                            3.52%         4.36%         4.98%         4.68%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     0.57%         0.63%         0.55%         0.53%
 Net investment income                                                            3.52%         4.36%         4.98%         4.68%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

48    Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Notes to Financial Statements | 2/29/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     49

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At February 29 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


50     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2011 was as follows:


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     51

   ----------------------------------------------------------------------------
                                                                     2011
   ----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $8,109,954
   ----------------------------------------------------------------------------
     Total                                                           $8,109,954
   ============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2011:

   ----------------------------------------------------------------------------
                                                                   2011
   ----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                   $    134,679
   Capital loss carryforward                                         (8,610,399)
   Current year post-October loss deferred                              (56,729)
   Current year dividend payable                                       (288,508)
   Net unrealized loss                                               (2,925,562)
   ----------------------------------------------------------------------------
     Total                                                         $(11,746,519)
   ============================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, the mark-to-market of futures and forward contracts and adjustments relating to catastrophe bonds.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,977 in underwriting commissions on the sale of Class A shares during the six months ended February 29 2012. During the six months ended February 29, 2012, the Fund recognized gains of $7,501 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


52     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended February 29, 2012 was 46.


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     53

   At February 29, 2012, open futures contracts were as follows.

--------------------------------------------------------------------------------
                   Number of
                   Contracts        Settlement                    Unrealized
 Type              Long/(Short)     Month          Value          Gain
--------------------------------------------------------------------------------
 US 5 Yr Note      (45)             6/12           $5,173,219     $8,034
--------------------------------------------------------------------------------
 Total             (45)                            $5,173,219     $8,034

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At February 29, 2012 the Fund had no securities on loan.


54     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80%, 1.80% and 0.79% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 29, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2013 for Class A, Class B, and Class C shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,321 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $101,641
 Class B                                                                  1,240
 Class C                                                                  7,051
 Class Y                                                                 12,568
--------------------------------------------------------------------------------
   Total                                                               $122,500
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,158 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 29, 2012.


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     55

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,063 in distribution fees payable to PFD at February 29, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29 2012, CDSCs in the amount of $6,940 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 29 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At February 29, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended February 29, 2012 was $294,928. There were no open


56     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12
settlement hedges at February 29, 2012. Open portfolio hedges at February 29, 2012 were as follows:

------------------------------------------------------------------------------------------------
                         Net                                                       Net
                         Contracts to   In Exchange    Settlement                  Unrealized
 Currency                deliver        For            Date          Value         Loss
------------------------------------------------------------------------------------------------
 NOK (Norwegian Krone)   (1,250,000)    $208,520       4/10/12       $(223,365)    $(14,845)

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 29, 2012 were as follows:

--------------------------------------------------------------------------------------------------
 Derivatives not
 accounted for as
 hedging instruments
 under Accounting
 Standards Codification
 (ASC) 815                      Asset Derivatives 2012            Liabilities Derivatives 2012
--------------------------------------------------------------------------------------------------
                                Balance Sheet                     Balance Sheet
                                Location               Value      Location             Value
--------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables            $ --       Payables             $(14,845)
--------------------------------------------------------------------------------------------------
 Futures Contracts              Receivables            $ --       Payables             $  8,034*
--------------------------------------------------------------------------------------------------
   Total                                               $ --                            $ (6,811)*
--------------------------------------------------------------------------------------------------

* Includes cumulative gain (loss) on futures as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is included within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended February 29, 2012 was as follows:

------------------------------------------------------------------------------------------------------
 Derivatives not                                                                        Change in
 accounted for as          Location of Gain                          Realized Gain     Unrealized
 hedging instruments       or (Loss) On                              or (Loss)          Gain or (Loss)
 under Accounting          Derivatives                               on Derivatives     on Derivatives
 Standards Codification    Recognized                                Recognized         Recognized
 (ASC) 815                 in Income                                 in Income          in Income
------------------------------------------------------------------------------------------------------
 Foreign Exchange          Net realized gain (loss) on forward       $  13,697
 Contracts                 foreign currency contracts and other
                           assets and liabilities denominated in
                           foreign currencies

 Foreign Exchange          Change in unrealized gain (loss) on                          $ (5,187)
 Contracts                 forward foreign currency contracts
                           and other assets and liabilities
                           denominated in foreign currencies

 Futures Contracts         Net realized gain (loss) on futures       $(277,647)
                           contracts

 Futures Contracts         Change in net realized gain (loss) on                        $224,034
                           futures contracts

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     57

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.


58     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the second quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Fund's transfer agency and other non-management fee expenses on the Fund's expense ratio. They noted the Fund's small asset size compared to most of the


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     59
other funds in its peer group and considered that non-management fee operating expenses and transfer agency expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees considered the effect to which PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees also noted that the Fund's expense ratio was less than five basis points higher than the median expense ratio of its peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


60     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     61

Trustees, Officers and Service Providers

Trustees                                    Officers
John F. Cogan, Jr., Chairman                John F. Cogan, Jr., President
David R. Bock                               Daniel K. Kingsbury, Executive
Mary K. Bush                                  Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer
Margaret B.W. Graham                        Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


62     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

                           This page for your notes.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     63

                           This page for your notes.

64     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

                           This page for your notes.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     65

                           This page for your notes.

66     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

                           This page for your notes.

             Pioneer Short Term Income Fund | Semiannual Report | 2/29/12     67

                           This page for your notes.

68     Pioneer Short Term Income Fund | Semiannual Report | 2/29/12

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 27, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 27, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 27, 2012

* Print the name and title of each signing officer under his or her signature.